                                                                Exhibit 10.8



                           LEASE EXTENSION AGREEMENT

This agreement is dated April 15, 1993 for reference purposes and is an additional modification to the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley, California.

The Lease is modified by the inclusion of the following additional terms, hereby agreed between LESSOR and LESSEE:

 1) EXTENSION AND LEASE RATE. The lease termination date in Paragraph 3.1 is changed from the previously extended termination date, to June 30, 1995. The rate remains at $14,000 per month through March 1995, and will increase to $15,000 per month effective April 1, 1995.

 2) SECURITY DEPOSIT.  The security deposit amount as of this date is $14,800.

 3) LESSEE RESTORATION REQUIREMENTS. With respect to the Lease Addendum Paragraph 50, the alterations, improvements, additions, Utility Installations or other modifications made in the Prior Lease for which LESSOR may make Written Demand are restricted to the raised-cement-floor room, and to the removal of equipment, hoods, cold-rooms, lab benches, and other special additions related to laboratory usage of the premises. With respect to any Written Demand, LESSEE will make restorations so as to fully repair the affected premises including but not restricted to floors, floor covering, walls, utilities, roof and ceiling.

 4) EXTENSION OPTION (1997). LESSEE is granted an option to extend the Lease until June 30, 1997. LESSEE may exercise this option by giving written notice to LESSOR on or before February 15, 1995. The lease rate shall be $15,000 per month from July 1995 through March 1997, and will increase to $16,000 effective April 1997.

 5) EXTENSION OPTION (1999). If LESSEE exercises the option in the prior paragraph, then LESSEE is granted an option to extend the Lease until June 30, 1999. LESSEE may exercise this option by giving written notice to LESSOR on or before February 15, 1997. The lease rate for this period shall be $16,000 per month from July 1997 through March 1999, and will increase to $17,000 effective April 1999.

SIGNED: /s/ Charles A. Grant             Gen. Partner       4/15/93
        -----------------------------------------------------------
        For LESSOR                          Title              Date

SIGNED: /s/ Paul Siegel                      CFO            4/26/93
        -----------------------------------------------------------
        For LESSEE                          Title              Date

                                                                           COPY

                        SECOND LEASE EXTENSION AGREEMENT

This agreement is dated May 10, 1991 for reference purposes and modifies the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley, California.

The Lease is modified by the inclusion of an additional term:

        LESSOR AND LESSEE hereby agree that the lease termination date in Paragraph 3.1 is changed from April 30, 1991 to September 30, 1991.

Rental for the extended period is due and payable as specified in the lease, with a payment of $14,000 due on June 1, 1991.

SIGNED: /s/ Mark Greenberg                    5/14/91
        ---------------------------------------------
        LESSOR                                   Date

SIGNED: /s/ D.J. Rafiso for Howard Urnovitz  5/14/91
        ---------------------------------------------
        LESSEE                                   Date

                           LEASE EXTENSION AGREEMENT

This agreement is dated February 5, 1992 for reference purposes and is an additional modification to the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley, California.

The Lease is modified by the inclusion of the following additional terms:

 1) LESSOR AND LESSEE hereby agree that the lease termination date in Paragraph
    3.1 is changed from the prior extended termination date to December 31, 1992, at the present monthly rate of $14,000 per month.

 2) LESSOR AND LESSEE hereby agree that the security deposit is increased by $1,000 in consideration of rear fire-door construction to be undertaken and paid by LESSEE.

 3) LESSOR AND LESSEE hereby agree that LESSEE is granted an option to further extend the lease until June 30, 1993 at the present monthly rate of $14,000. LESSEE may exercise this option by giving written notice to LESSOR on or before August 15, 1992. In the event such option is exercised, LESSOR will increase the amount of the security deposit by $4,000 in consideration of parking lot re-paving and striping to be undertaken and paid by LESSEE.

SIGNED: /s/ Charles A. Grant                   2/5/92
        ---------------------------------------------
        LESSOR                                   Date

SIGNED: /s/ for Calypte Biomedical Corporation 3/3/92
        ---------------------------------------------
        LESSEE                                   Date

                                                                     EXHIBIT E

                                LEASE ASSIGNMENT

        This LEASE ASSIGNMENT ("Assignment") is entered into as of April __, 1988 by and among California Integrated Diagnostics, Inc., a Delaware corporation ("CID"), Calypte Biomedical Company ("Calypte"), a joint venture organized under Connecticut law between Calypte, Inc., a Delaware corporation, and Purdue Frederick Diagnostics, Inc., a Delaware corporation, The Purdue Frederick Company, a New York corporation ("Purdue"), and Charles A. Grant and Mark L. Greenberg (together, "Lessors").

                                    RECITALS

        On September 25, 1981, Lessors entered into a lease with Hytech Sciences, Inc., a California corporation ("Hytech"), for certain office and laboratory space located at 1440 Fourth Street, Berkeley, California and more fully described in Exhibit A (the "Site"). Hytech subsequently assigned all of its right, title and interest in the lease to CID and on August 5, 1986, CID (then called Integrated Diagnostics, Inc.) entered into a Lease Renewal with Lessors whereby the original lease was extended for five years. On May 15, 1987, Lessors, CID and its parent, The InFerGene Company entered into a Consent to Sublease and Lease Modification Agreement (the "Consent") which provided for, among other things, the modification of the Lease Renewal. The original lease, the Lease Renewal and the Consent, copies of which are attached as Exhibit A, are referred to herein collectively as the "Lease." Concurrently herewith, CID and Calypte are entering into an Assets Purchase and Lease Assignment Agreement (the "Agreement") whereby CID will sell certain trade fixtures, equipment and other property located at the Site to Calypte and Calypte will take over possession of the Site from CID. Calypte wishes to obtain an assignment of all of CID's right, title and interest in the Lease and Lessors have consented to such assignment on the terms and conditions set forth below.

        1. Assignment. For valuable consideration described in the Agreement, CID hereby grants, conveys and assigns to Calypte all of CID's right, title and interest in and to (i) the Lease, (ii) all leasehold improvements located at the Site, including but not limited to all permanently installed: carpets, plumbing, electrical work, sinks, stairs, handrails, decks, floor tiles and sprinklers (the "Leasehold Improvements"), (iii) all trade fixtures located at the Site, including but not limited to removable: laboratory benches (including sinks), cabinets, shelves, walk in cold rooms and freezers, fume hoods, partitions and work stations ("Trade Fixtures") and (iv) the security deposit in the amount of $15,600 ("Security Deposit") currently held by Lessors under the Lease. Calypte hereby agrees to become the assignee of the Lease, to substitute itself as lessee under the Lease and to be bound by all of the terms, covenants, conditions and agreements contained in the Lease. Calypte acknowledges that (i) it is taking possession of the Site "as is," (ii) the Site is suitable for use by Calypte, and (iii) neither CID nor its agents have made any representations or warranties as to the suitability or condition of the Site.

        2. Lessors Consent. Lessors hereby consent to the assignment of all of CID's right, title and interest in the Lease, the Leasehold Improvements, Trade Fixtures and the Security Deposit to Calypte. Lessors agree that upon their execution of this Assignment CID shall be released from any obligation to Lessors under the Lease and Lessors shall look solely to Calypte and Purdue for the performance of the terms of the Lease. Lessors acknowledge that (i) the Lease is in full force and effect on the date hereof, including the option to extend the Lease, (ii) on the date hereof CID does not owe any amount to Lessors under the Lease or otherwise, (iii) Lessors are currently holding the Security Deposit, (iv) CID is not in default under the Lease, (v) the Site is in satisfactory condition for use by Calypte, (vi) any cracking in the exterior walls or foundation of the Site are a result of reasonable use and wear or damage by the elements and Calypte upon surrender of the Site at the expiration of the Lease term or any extension thereof shall not be liable for the repair thereof, (vii) Lessors claim no right, title or interest to the Trade Fixtures, and (viii) Calypte shall have the right to remove the Trade Fixtures at the expiration of the Lease term or any extension thereof subject to its obligation under the Lease to repair any damage to the Site caused by Calypte's removal of the Trade Fixtures. Lessors consent to the Sublease Assignment attached hereto as Exhibit B.

        3. Guarantee. Purdue agrees to guarantee the performance by Calypte of all of its obligations under the Lease.

        4. Damage Repair. Damage done to the Site as a result of any use which is particular to Calypte's business such as, but not limited to the use of chemical, biological or radioactive substances shall not be considered normal wear and tear and shall be repaired at Calypte's expense at the termination of the Lease or any extension thereof.

        5. Miscellaneous. This Assignment shall be governed by the laws of the State of California. This

Assignment may be signed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement.

        IN WITNESS WHEREOF, this Lease Assignment is entered into as of the date first written above.

                                CALIFORNIA INTEGRATED DIAGNOSTICS, INC.

                                By
                                  -------------------------------------------
                                        Bernard DiDario, President

                                CALYPTE BIOMEDICAL COMPANY
                                        By CALYPTE, INC.

                                        By
                                          -----------------------------------
                                             Title:

                                        By PURDUE FREDERICK DIAGNOSTICS, INC.

                                        By
                                        --------------------------------------
                                        Title:

                                THE PURDUE FREDERICK COMPANY

                                By
                                  -------------------------------------------
                                     Title:


                                LESSORS:


                                ---------------------------------------------
                                          Charles A. Grant


                                ---------------------------------------------
                                          Mark L. Greenberg

                                   Exhibit A

                               [RAIKE LETTERHEAD]

--------------------------------------------------------------------------------

Parties This Lease, executed in duplicate this 25th day of September 1981 by and between CHARLES A. GRANT and MARK L. GREENBERG and HYTECH SCIENCES INCORPORATED, a California corporation,

          hereinafter called respectively Lessor and Lessee, without regard to number or gender,

Use               WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, for the purpose of conducting therein RESEARCH, development, manufacturing and warehousing of medical, biological and related products. and for no other purpose, without the written consent of Lessor first had and obtained those certain premises with
Premises the appurtenances thereto, situated in State of California, and those particularly described as follows, to wit:

          Alameda County Assessor's parcel Numbers: 59-2324-1-1 and 59-2324-11 as shown in red on Exhibit A, commonly known as 1440 Fourth Street, Berkeley, California.


 Term             The term shall be for Five (5) years, commencing on the First day of December 1981, and ending on the Thirtieth (30) day of November 1986, at a rental payable in lawful money of the United States of America, which Lessee agrees to pay to Lessor, without deduction or offset at 14440 Catalina Street, San Leandro or such place or places as may be designated in writing from time to time by Lessor, in advance, in installments as follows:

          The sum of Seven Thousand Eight Hundred and no/100 ($7,800.00) Dollars receipt of which is hereby acknowledged; the further sum of Seven Thousand Eight Hundred and no/100 ($7,800.00) on the first day of January 1982, and a like sum of Seven Thousand Eight Hundred and no/100 ($7,800.00) on the first day of each and every succeeding month up to and including the first day of May 1984. THE
          ABOVE RENTAL PAYMENT SHALL BE ADJUSTED AT THE BEGINNING OF THE THIRTIETH (30th) MONTH PER PARAGRAPH 131.

          It is further mutually agreed between the parties as follows:

Security          1. Lessor acknowledges receipt from Lessee of the sum of
          Fifteen Thousand Six Hundred Dollars ($15,600.00) as security for the full and faithful performance of Lessee's obligations hereunder. In the event Lessee is not in default sixty (60) days prior to the termination of the herein lease term, Lessor shall return said sum to Lessee, or if this lease be sooner terminated for reason other than default on behalf of Lessee, said sum shall be likewise refunded. See Paragraph 30.

Delivery          2. In the event of the inability of Lessor, for any reason
   of     whatsoever, to deliver possession of the premises at the time of the
Posses-   commencement of the term of this lease, neither Lessor nor Damon Raike sion & Co. shall be liable for any damage caused thereby, nor shall this lease thereby become void or voidable, nor shall the term herein specified be in any way extended, but in the event there shall be no rental payable for the period between the commencement of the said term and the time when Lessor can deliver possession.

[COPY TO COME]
               the purpose or purposes for which the said premises are hereby leased; and no use shall be made or permitted to be made of the said premises, nor acts done, which will increase the existing rate of insurance upon the building in which said premises may be located, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used, or sold, in or about said premises, any articles which may be prohibited by the term of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements of any insurance organization or company pertaining to said premises, which requirements are necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances. See Paragraph 26.

                       Lessee shall not commit, or suffer to be committed, any
               waste upon said premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the demised premises may be located, or in any way obstruct, interfere with, injure or annoy them, or do or permit to be done anything in any way tending to disturb the occupants of neighboring property or tending to injure the reputation or appearance of the building.

                       Lessee shall not conduct or permit to be conducted any
               sale by auction on or from said premises.

Alterations            4. Lessee shall not make, or suffer to be made, any
               alterations of the said premises, or any part thereof, without the written consent of Lessor first had and obtained, and any additions to, or alterations of, the said premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Lessor.

Abandon-               5. Lessee shall not vacate or abandon the premises at any
 ment time during the term; and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall, at the option of Lessor, be deemed to be abandoned.

                       6. Lessee shall, at his sole cost, keep and maintain said
               premises and appurtenances and every part thereof (including exterior walls and roofs which Lessee agrees to repair), including, without limitation, glazing, sidewalks adjacent to said premises, plumbing, heating and sewer facilities, any store front, and the interior of the premises, in good and sanitary order, condition and repair, hereby waiving all right to make repairs at the expense of Lessor. By entry hereunder, Lessee accepts the premises as being in good and sanitary order, condition and repair, and agrees on the last day of said term, or sooner ????? of this lease, to surrender unto Lessor all and singular said premises and the appurtenances in the same condition as when received, reasonable use and wear thereof and damage by fire, act of God or by the elements excepted, and to remove all of Lessee's signs from said premises. See Paragraph 29.

                       Lessee shall have all passenger and/or freight elevators
               now on or hereafter constructed upon the premises, and all elevators, including sidewalk elevators, actually used by Lessee in connection with the premises, whether on the premises or not, regularly inspected, and shall keep the same in good running order and in perfect repair and condition and keep same covered during the term hereof by permit and license to operate by the Industrial Accident Commission of the State of California, and by any other public authority from which a license or permit is or may be required, at the sole cost and expense of Lessee.

                       In the event that the provisions of any law, ordinance,
               or rule now in force or hereafter enacted by Municipal, State, or National Authority, requires, by reason of Lessee's use of the premises, any alterations, additions, repairs or acts of any kind to be done in connection with the premises or any part thereof, the same shall be done at the sole cost and expense of Lessee.

Free from              7. Lessee shall keep the demised premises and the
 Liens property on which the demised premises are located, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

Compliance             8. Lessee shall, at his sole cost and expense, comply
with           with all of the requirements of all Municipal, State, and Federal
Govern-        Authorities now in force, or which may hereafter be in force,
mental         pertaining to the use of said premises, and shall faithfully
Regulations    observe in the use of the premises all Municipal ordinances and
               State and Federal Statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the premises, shall be conclusive of that fact between Lessor and Lessee.

Hold                   9. Lessee, as a material part of the consideration to be
Harmless rendered to Lessor, hereby waives all claims against Lessor for damages to goods, wares and merchandise, and all other personal property in, upon or about said premises and for injuries to persons in or about said premises, from any cause arising at any time, and Lessee will save, defend, and hold Lessor exempt and harmless from any damage or injury, occurring in, on, or about the demised premises, to any person, or to the goods, wares and merchandise and all other personal property of any person arising from any cause whatsoever.

Advertise-             10. Lessor reserves the exclusive right to the roof, and
ments          to all exterior walls or parts of the premises, and access
and            thereto, and the same are not covered by this lease, and Lessee
Signs          agrees that no signs, advertisements or notices whatsoever shall be inscribed, painted, affixed or displayed on, to or in any part of the outside or inside, or on the roof of the premises, without the written consent of Lessor. Any signs to placed on the premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the premises caused thereby, and if not so removed by Lessee then Lessor may have same so removed at Lessee's expense.

Utilities              11. Lessee shall pay promptly, as the same may become
               due, all bills for water, gas, heat, light, power, telephone service and all other services supplied to the said premises.

Entry by               12. Lessee shall permit Lessor and/or his agents to enter
Lessor into and upon said premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which said premises are situated, or for the purpose of making repairs, alterations or additions to any portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of nonresponsibility, or for the purpose of placing upon the property in which the said premises are located any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Lessee for any loss of occupancy or quiet enjoyment of the premises thereby occasioned, and shall permit Lessor and his agents, at any time within ninety days prior to the expiration of this lease, to place upon said premises any usual or ordinary "to let" or "to lease" signs and to exhibit the premises to prospective tenants at reasonable hours.

Destruction            13. In the event of a partial destruction of the premises
of Premises    during the said term, from any cause, other than ordinary wear and tear, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the then existing laws and regulations. Such partial destruction shall in no wise annul or void this lease, except that the Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by the Lessee in the said premises. If such repairs cannot be made within ninety (90) days, Lessor may, at his option, make same within a reasonable time, this lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid. In the event that Lessor shall elect not to make such repairs which cannot be made within ninety (90) days, Lessor shall give Lessee prompt written notice of such election, and thereupon this lease may be terminated at the option of either party by notice in writing to the other within five (5) days after the giving or receiving of such notice. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the Provisions of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived hereby by Lessee. In the event that the building in which the demised premises are situated be destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Lessor may elect to terminate this lease, whether the demised premises be injured or not. A total destruction of the premises, and Lessee relative to the provisions of this paragraph, they shall each [COPY TO COME] select a third arbitrator, and the three arbitrators so selected shall hear and determine the controversy, and their decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them.

Assignment             14.     Lessee shall not assign this lease, or any
and Subletting interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or permit or suffer any other person (the agents and servants of Lessee excepted) to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment, subletting, occupation or use without such consent shall be void, and shall at the option of Lessor, terminate this lease.

Involvency             15.     The appointment of a receiver (except a receiver
or Bankruptcy  contemplated by paragraph 19 hereof) to take possession of all or substantially all of the assets of Lessee or of the operations of Lessee in the demised premises, or a general assignment by Lessee for the benefit of creditors, or the filing of proceedings in insolvency or bankruptcy by or against Lessee shall at the option of Lessor constitute a repudiation of this lease by Lessee, such option to be exercised by Lessor within thirty (30) days from receipt of actual notice of any of the aforesaid events, and should such option be exercised, Lessee shall forthwith pay to Lessor the amount, if any, by which the remainder of the rent reserved hereunder exceeds the then reasonable value of the remainder of the term of this lease.

Default                16.     In the event of any breach of this lease by
               Lessee, the Lessor shall have, in addition to any other rights or remedies, those rights and remedies provided by Section 1951.2 and Section 1951.4 of the Civil Code of the State of California. This lease shall not terminate, even though Lessee has breached this lease and abandoned the property, unless Lessor notifies Lessee in writing that this lease and Lessee's right of possession are terminated.

                       Any breach of the agreements and covenants in this lease
               shall be a default under this lease and shall give Lessor the rights and remedies set forth in this paragraph. In addition, the following acts or occurrences shall constitute a default under this lease and give Lessor the rights set forth in this paragraph. If Lessee, or if Lessee be a partnership, then if Lessee or any member of such partnership shall file any petition or institute any proceeding under the bankruptcy act, either as such act now exists or under any amendment thereof which may hereafter be enacted, or under any other act or acts, state or federal, dealing with or relating to the subject or subjects of bankruptcy or insolvency, or under any such amendment of any such act or acts, either as a bankrupt, or as an insolvent, or as a debtor, or in any similar capacity, or if any such petition or any such proceeding of the same or similar kind or character be filed or be instituted or taken against Lessee, or if Lessee be a partnership, against Lessee or any member of the partnership, or if any receiver of the business or of the property or assets of the Lessee shall be appointed by any court except a receiver appointed at the instance or request of Lessor, or if the Lessee shall make a general or any assignment for the benefit of his creditors, or if the Lessee shall abandon or vacate the premises, or if the Lessee shall otherwise, in any manner whatever, become unable to pay the rent herein specified or to perform any of the terms, covenants or conditions herein by him to be kept or performed.

                       Unless the aforementioned election to terminate is made
               by Lessor, the Lessor shall retain all rights and remedies under the lease, including the right to recover rent as it may become due under the lease and Lessee shall be liable for all attorneys' fees and costs incurred by Lessor by reason of Lessee's breach. In no event shall the following actions by Lessor or its agents, either before or after any abandonment of the premises by Lessee, constitute a termination of this lease:

                       1. Acts of maintenance or preservation or efforts to relet the property.

                       2. Appointment of a receiver upon initiative of the Lessor to protect Lessor's interests under the lease.

                       3. The consenting to any subletting of the premises or assignment of this lease by Lessee pursuant to Paragraph 14.

                       4. The removal from the premises of any or all equipment, fixtures and personal property thereon or therein in order to facilitate the reletting of the premises.

                       Upon termination of this lease, Lessor shall have,
               without liability to Lessee, the immediate right to reenter the premises, remove all persons and properties therefrom and to place such properties in storage for the account of and at the expense of Lessee. Upon such removal, Lessor shall notify Lessee that such property has been placed in storage and that in the event that Lessee does not pay the cost of storing such property. Lessor may sell any or all of such property, at private or public sale, at any time the storage charges are ninety days delinquent. Such sale may be in such manner and at such times and places as Lessor, in his sole discretion, may deem proper without notice to Lessee or any demand upon Lessee for the payment of any part of such charges or the removal of any such property and shall apply the proceeds of such sale first, to the cost and expenses of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs of or charges for storing any such property; third, to the payment of any other sums of money which may be then or thereafter due to the Lessor from the Lessee under the terms of this lease; fourth, the balance, if any, to Lessee.

                       If Lessor terminates this lease, Lessee shall pay to
               Lessor and be liable for:

                       1. All rents and other charges due and unpaid at the time of termination, together with interest thereon accrued from the date each such sum became due at the rate of ten per cent (10%) per annum; and

                       2. All rents and other charges which become due between the time of termination and the time of award (as hereinafter defined), less any rents and other charges that Lessee proves: (i) Lessor has actually received from reletting the premises, or (ii) Lessor could have obtained in reletting the premises by acting reasonably in the circumstances then prevailing, together with interest thereon accrued from the date each such sum becomes due at the rate of ten per cent (10%) per annum; and

                       3. The difference, if any, between (A) all rents and other charges for the balance of the term of this lease, and (B) any rents and other charges that Lessee proves: (i) Lessor will receive by reason of the reletting of the premises, or (ii) Lessor could obtain in reletting the premises by acting reasonably in the circumstances then prevailing, which difference shall be discounted to present value at the time of award at the discount rate of the Federal Reserve Bank of San Francisco in effect at the time of award plus one per cent (1%); and

                       4. All costs, expenses and losses Lessor incurs by reason of Lessee's breach of this lease, including, without limitation, the following: (i) all expenses for repairing or restoring the premises, (ii) all expenses for altering, remodeling, or otherwise improving the premises for the purposes of reletting,
                           (iii) all brokers' fees, advertising costs and other expenses of reletting the premises, (iv) all expenses in retaking possession of the premises, and (v) reasonable attorneys' fees and court costs; and

                       5. As used in subparagraph B hereof, the term "time of award" shall mean the time of entry of a judgment or award against Lessee in an action or proceeding arising out of Lessee's breach of this lease.

                       Notwithstanding that Lessor elects, after a breach of
               this lease by Lessee, to continue this lease in full force and effect, Lessor may at any time thereafter elect to terminate this lease for such breach or any other breach.

                       Lessee hereby waives all claims for damages that may be
               caused by Lessor's re-entering and taking possession of the premises or removing and storing furniture and property, as herein provided, and will save Lessor harmless from loss, costs or damages occasioned Lessor thereby, and no such re-entry shall be considered or construed to be a forcible entry as therein is defined in the Code of Civil Procedure of the State of California.

                       The rights, privileges, elections and remedies of Lessor
               in this Paragraph 16 are cumulative and not alternative.

Surrender               17. The voluntary or other surrender of this lease by
of Lease Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases, or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

Attorney's              18. In case either party shall bring suit,
Fee declaratory or otherwise, to enforce or interpret the terms of this lease, the prevailing party shall be entitled to a reasonable attorney's fee which shall be determined by the court and taxed as part of the cost of such action.

Receiver on             19. If a receiver be appointed at the instance of the
Behalf of       Lessor in any action arising under this lease, or otherwise,
Lessor          to take possession of said premises and/or to collect the rents and profits derived therefrom, the receiver may, if it be necessary or convenient in order to collect such rents and profits, conduct the business of the Lessee then being carried on in said premises, and may take possession of any personal property belonging to the Lessee and used in the conduct of such business, and may use the same in conducting such business on the premises, without compensation to the Lessee for such use. Neither the application for the appointment of a receiver nor the appointment of a receiver shall be construed as an election on Lessor's part to terminate this lease unless a written notice of such intention is given to the Lessee.

Notices                 20. All notices to be given to Lessee may be given in
                writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said premises, whether or not Lessee has departed from, abandoned or vacated the premises.

Waiver                  21. The waiver by Lessor of any breach of any term,
                covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

Holding Over            22. Any holding over after the expiration of the said
                term, with the consent of the Lessor, shall be construed to be a tenancy from month to month, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

Successors              23. The covenants and conditions herein contained shall,
and Assigns     subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

Time                    24. Time is of the essence of this lease.

Marginal                25. The marginal captions of this Lease are for
Captions convenience only and shall not be deemed in any manner construe or interpret the terms and provisions hereof.

                Paragraphs 26 through 41 are attached and made a part hereof.





        IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the date and year first above written.

LESSOR                                  LESSEE

/s/                                     /s/
-------------------------------         -------------------------------------
/s/
-------------------------------         -------------------------------------

-------------------------------         -------------------------------------

                                    Addendum
                                    --------

26. As part of the rent provided for hereinabove, Lessee shall pay on demand any increase in the premium for insurance of the building, including fire insurance and extended coverage that may be imposed as a consequence of Lessee's use of occupation [COPY TO COME] of the premises during the term of this lease. In determining whether increased premiums are the result of the Lessee's use of the leased premiums, a schedule, issued by the organization making the insurance rate on the leased premises, showing the various components of such rate, shall be conclusive evidence of the items and charges which make up the fire insurance rate of the leased premises.

27. Lessee and Lessor each hereby waive any and all rights of recovery against the other or against the officers, employees, agents, and representatives of the other for loss of or damage to property or the property of others under its control where such loss or damage is insured against under any insurance in force at the time of such loss or damage. Lessor and Lessee shall on obtaining the policies of insurance required hereunder give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this lease.

28. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this lease comprehensive general liability insurance with a combined single limit of not less than $500,000 per occurrence against liability resulting from bodily injury and property damage. Lessee shall furnish Lessor with a certificate of insurance with provisions for thirty (30) days advance written notice to Lessor of any modification or change in such insurance. Said policy or policies of insurance shall name Lessor as additional insured but only with respect to performance of this agreement. This provision, however, shall not apply with respect to negligence of Lessor, its officers, agents or employees.

29. Damage done to the subject property as a result of any use which is particular to Lessee's business such as, but not limited to the use of chemical or radioactive substances shall not be considered normal wear and tear.

30.     Lessor shall pay to Lessee on the following dates:
        March 1,
        June 1,
        September 1,
        December 1,
of each year during the term of this lease the sum of Two Hundred Fifteen Dollars and ninety-six cents ($215.96) which represents 5.5% passbook interest on the amount of the security deposit in paragraph 1. Said payments shall continue as long as Lessor retains the security deposit.

31. The monthly rental of $7,800.00 to be paid by Lessee hereunder shall be adjusted as herein provided commencing with the rental due June 1, 1984, and continuing thereafter on the first day of each and every month to and including November 1, 1986:
        On June 1, 1984, the most recently issued official Consumer Price Index for Urban Wage Earners & Clerical Workers (all items 1967 Base) of the Bureau of Labor Statistics, U.S. Department of Labor, for the San Francisco Area (as revised in 1978) shall be examined. If the then most recently issued Consumer Price Index shall have increased above the Consumer Price Index covering the first full month that rental payments have been paid as set forth above, then the monthly rental shall be increased by one-half of the same percentage as the percentage by which the most recent Consumer Price Index shall have increased over the Index covering the first full month or any subsequent option terms.
In no event shall the monthly rental be decreased.

32. Lessee shall be granted options to renew this lease for two further periods of five (5) years each from and after expiration of the original term, under the same terms and conditions except the rental for each five-year renewal option shall be adjusted at the beginning of each option term in accordance with increases in the Consumer Price Index for Urban Wage Earners and Clerical Workers as published by the Bureau of Labor Statistics, all items (1967=100 as revised) for the San Francisco-Oakland area. Written notice of Lessee's intention to renew this lease shall be given to Lessor at least one hundred twenty (120) days prior to the expiration of this lease and expiration of the first option term. If Lessee does not exercise the first five-year option, all rights to the second term shall terminate. The rent shall be increased in proportion to the increase in the Consumer Price Index between the last monthly index published immediately preceding the commencement of the original lease term to the last monthly index published immediately preceding the commencement of the option term. In no event shall the base monthly rental be reduced below the then current rental. In no event shall the rental be increased more than 147% of the then current rental.

        In the event the foregoing option is exercised, Lessor, its successor or assigns agree to pay to Damon Raike and Company, immediately upon exercise of said option the commission as set forth in the Damon Raike and Company commission schedule which was signed and amended on September 2, 1981.

        In the event the foregoing options are exercised the rental shall be adjusted in an identical manner to paragraph 31 on June 1, 1989 and June 1, 1994, respectively.

33. Lessor shall not sell the property of which the demised premises are a part, or any portion of said property, or the building in which the demised premises are contained, without first having given Lessee the opportunity to purchase the same. If Lessor has received a bona fide offer, there shall be given to Lessee written notice of said offer which shall state the price and terms of payments acceptable to Lessor. The price offered to Lessee, less the commission to Damon Raike and

Company, shall equal the price on the bona fide written offer less the commissions to be paid by seller. Lessee shall have thirty (30) days within which to elect in writing whether to purchase at the price and on the terms and conditions contained in said offer. If Lessee so elects, payment shall be pursuant to said terms and conditions; but if Lessee does not so elect, Lessor shall, for a period of 180 days, be free to sell elsewhere, provided that said sale shall not be at a price or on terms and conditions more favorable to the purchaser than were contained in the written notice referred to above without Lessor's first reoffering the property to Lessee pursuant to this paragraph. If Lessor desires to sell, but has not received a written offer, he shall not sell said property without receiving such a written offer from any prospective purchaser and complying with the provisions of this paragraph. In the event Lessee exercises his rights herein, Lessor, its successors or assigns, agrees to pay Damon Raike and Company, upon the consummation of sale, the commission as set forth in the Damon Raike and Company commission schedule which was sign and amended on September 2, 1981, less the unearned leasing commission which shall be credited and applied to the sale commission.

35. If Lessor shall lease or sell to any other company, individual, or corporation Parcel 14 on Exhibit "A", then Lessee can, at his option, require Lessor to install a 6' chain link fence along the line as shown in Blue on Exhibit "A" for security purposes. Lessee's request to install said fence shall not be unreasonably made.

36. Lessor agrees to give Lessee permission to make alterations to the demised premises to make the same suitable for the conduct of Lessee's business, a bio-medical laboratory, provided that all such alterations shall be done in a good, safe, workmanlike manner, shall comply with all laws, statutes, ordinances, and applicable governmental regulations, and shall not in any way weaken or impair any structural portions of the demised premises. Before proceeding with any alterations, Lessee shall submit to Lessor for Lessor's approval, plans and specifications of the planned alterations, Lessor agreeing it will not unreasonably withhold its approval. Lessee shall advise Lessor in writing not less than ten (10) days prior to commencement of the making of any alterations in order to permit Lessor to post a Notice of Non-Responsibility for any work to be performed by Lessee. All of said alterations shall be made at the sole cost and expense of Lessee.

        Lessor reserves the right to require Lessee, at the expiration or other termination of the lease term, to leave in place or to remove, at Lessee's expense, any or all such of any alterations made, and Lessee shall be responsible for the repair damage to the demised premises caused by Lessee's removal of the alterations. Lessee's obligation to perform this covenant shall survive the expiration or other termination of the term of this lease; excepting only that in the event Lessee shall exercise its option to purchase the demised premises the provisions of this Paragraph pertaining to the removal of alterations shall be of no force or effect.

37. Lessee's obligation under this Lease Agreement is subject to the following conditions:

        1. Receipt of plans and cost estimates at Lessee's sole cost and expense, for the conversion of the demised premises to a laboratory, which show that the total cost will not exceed $150,000.00.

        2. Receipt of a report at Lessee's sole cost and expense as to the condition of the property including the roof and sidewalls.

        If the cost estimates show that the improvement costs to Lessee are more than the above amount, or if the condition of the property is not satisfactory to Lessee, then Lessee can, at his option, cancel this Agreement by giving notice to Lessor on or before thirty (30) days from the date of acceptance, and unless such notice is given, the above condition shall be deemed satisfied. If so cancelled, this Agreement shall be null and void and of no further effect, and the Lessor agrees to promptly refund any monies paid herewith by Lessee, and the rights and obligations of each of the parties hereunder will immediately cease.

38. Lessee shall immediately apply to the proper governmental authorities for a ruling to determine whether the premises can be used for a bio-medical laboratory, and for permission to alter the premises to make them suitable for said use. In the event Lessee is prohibited from using the premises, in whole or in part, for the purposes set forth above, by reason of any action of the planning commission, board of supervisors, board of permit appeals, or any other governmental agency or division empowered to enact or enforce zoning or other use, regulations or laws, or permission is withheld to make alterations to the premises for the purposes of making the premises suitable for the above use, then Lessee shall notify Lessor, in writing, of such fact, on or before December 1, 1981. In the event Lessee gives Lessor notification within the above time, then this lease shall become null and void and of no further force or effect, and all monies paid by Lessee will immediately be returned to Lessee. Lessee agrees to give Lessor written notice of his inability to arrange for the foregoing, by no later than November 15, 1981. In the event of the failure on the part of said Lessee to do so, then this lease shall be and remain in full force and effect for its entire term.

39. Lessee has the right to enter upon and occupy the premises more commonly known as 1440 Fourth Street, Berkeley, California, commencing October 1, 1981, without payment of additional rent, provided, however, upon said entry he shall be bound by all terms, conditions, covenants, and agreements contained in the foregoing Lease, as if said Lease commenced on date of entry.

40. Lessor shall repair all leaks in the roof which result from ordinary wear and tear. However, if Lessor makes major repairs to the roof, such that in the opinion of a licensed roofer, that both Lessor and Lessee approve, the roof should not leak for a period of at least two years after such repairs are made, then Lessee shall at his sole cost keep and maintain the roof and exterior walls subsequent to the major repair, including any option periods. Lessor shall not undertake any repairs that, in the opinion of the mutually agreed upon roofer, would significantly increase the likelihood of a roof collapse.

41. Lessor shall maintain throughout the term of this lease and any extension thereof fire insurance and extended coverage insuring the building and contents in a minimum amount of $750,000. Lessor is to present to Lessee proof of said insurance within five (5) days of execution of this lease.

                                                Exhibit B



                               GUARANTEE OF LEASE
                               ------------------


        Reference is made to that certain lease dated September 29, 1981, by and between Hy-Tech Sciences, Inc., a California corporation, as Lessee, and Charles A. Grant and Mark L. Greenberg as Lessor, covering the premises at 1440
- 4th Street, Berkeley, California, for a period of five (5) years commencing December 1, 1981.

         In order to induce the Lessor to enter into the above-referenced lease with Lessee, Pharmatopes, Inc., an Ohio corporation, hereby guarantees to the Lessor and to the successor and assigns of Lessor, payment by Lessee of the rent provided for in said lease and performance by Lessee of all provisions of said lease.



                                        Pharmatopes, Inc.
                                        An Ohio Corporation



                                        By: /s/
                                            -------------------------------
                                            Treasurer

                               SUBLEASE AGREEMENT

        THIS SUBLEASE AGREEMENT ("Sublease") is entered into as of May 15, 1987, between CALIFORNIA INTEGRATED DIAGNOSTICS, INC., a Delaware corporation ("Sublessor") and SYNCOR INTERNATIONAL CORPORATION, a Delaware corporation ("Sublessee") with reference to the following facts:

                                    RECITALS

        A. A lease dated September 25, 1981, has been made and entered into between Charles A. Grant and Mark L. Greenberg (collectively, "Master Lessor") and Hytech Sciences Incorporated, a California corporation ("Hytech"), a copy of which is attached hereto as Exhibit A (the "Master Lease"). The Master Lease was extended pursuant to that certain lease renewal dated August 5, 1986, between Master Lessor and Sublessor under its former name, Integrated Diagnostics, Inc., a copy of which is attached hereto as Exhibit B (the "Lease Renewal"). Sublessor is the assignee of Hytech's right, title and interest under the Master Lease.

        B. Pursuant to the Master Lease, Master Lessor leased to Sublessor the premises commonly known as 1440 Fourth Street, Berkeley, California and more particularly described as Alameda County Assessor's Parcel Nos. 59-2324-1-1 and 59-2324-11-1. The Lease Renewal extended the term of the Master Lease with respect to that portion of the original premises described as Alameda County Assessor's Parcel No. 59-2324-1-1 (the "Master Premises").

        C. Sublessor wishes to sublease a portion of the Master Premises to Sublessee and Sublessee wishes to lease such portion of the Master Premises from Sublessor.

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto mutually covenant and agree as follows:

        1. Subleased Premises. Subject to each of the following terms and conditions, Sublessor leases to Sublessee and Sublessee leases from Sublessor the following described premises (the "Premises"):

        that portion of the Master Premises, as more particularly described in Exhibit C attached hereto, which at May 15, 1987 is occupied by Radiopharmacy of Sublessee.

        2. Term. The term of this Sublease shall be for one year commencing on the date hereof and ending on May 15, 1988, unless sooner terminated pursuant to the terms hereof provided, however, that Sublessee may terminate at any time after November 15, 1987 upon 60 days written notice.

        3.      Rent.

                (a) Sublessee shall pay to Sublessor as basic rental for the use and occupancy of the Premises $1,700 per month, payable in advance, upon the 15th day of each and every calendar month during the term hereof; provided, however, that the first monthly payment shall be due on May 18, 1987.

                (b) As additional rent, Sublessee agrees to pay a proportionate share of the real property taxes and assessments which Sublessor is required to pay under the Master Lease. Sublessee's proportionate share of such real property taxes and assessments shall be based upon the proportion of the square footage of the Premises to that of the square footage of the Master Premises.

                (c) Sublessee acknowledges that the late payment by Sublessee to Sublessor of rent or other sums due hereunder will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which will be extremely difficult to determine. Accordingly, if any installment of rent or other sum due from Sublessee shall not be received by Sublessor within eleven days of the date such payment is due, then Sublessee shall pay to Sublessor a late charge equal to ten percent of such overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Sublessor will incur by reason of the late payment by Sublessee. Acceptance of such late charges by Sublessor shall in no event constitute a waiver of Sublessee's default with respect to such overdue amount, nor prevent Sublessor from exercising any of the other rights and remedies granted hereunder.

                (d) All rent shall be paid to Sublessor at 433 Industrial Way, Benecia, California 94510, Attention: Accounts Receivable, or at such other place as Sublessor may from time to time designate in writing.

        4.      [This section intentionally left blank.]

        5. Utilities. The utilities, including without limitation, water, gas, heat, electricity, sewer and refuse, supplied to the Premises are to be paid by Sublessor.

        6. Lavoratory; Lunchroom. Sublessee shall have the right, which right shall be appurtenant to the leasehold interest in the Premises granted to Sublessee hereunder, to use in common with Sublessor the lavoratories, the lunchroom, hallways and reception area located in the Master Premises.

        7. Parking. Sublessee shall have the right, which right shall be appurtenant to the leasehold interest in the Premises granted to Sublessee hereunder, to use parking spaces consistent with prior usage.

        8. Use of Premises. Sublessee shall use the Premises for general office purposes and for the operation of a Radiopharmacy. Sublessee shall not use or permit the Premises to be used for any other purposes.

        9. Assignment; Sublease. Sublessee shall not assign this Sublease or sublet any portion of the Premises without the prior written consent of Sublessor.

        10. Master Lease. The parties intend that, except as otherwise set forth below, Sublessee shall have the same rights and obligations hereunder with respect to the Premises as Sublessor has under the Master Lease.
Accordingly:

                (a) Sublessee hereby acknowledges that it has read and understands the provisions of the Master Lease.

                (b) Sublessee hereby expressly assumes and agrees during the term of this Sublease to perform all of Sublessor's obligations as lessee under the Master Lease, insofar as such obligations relate to the Premises, provided that:

                     (i) Sublessee shall not be responsible for the provisions of Section 1 (security deposit), 11 (utilities) and 31 (increases in rent) of the Master Lease; and

                     (ii) Sections 4 (right to make alterations), 32 (right to extend term), 33 (right of first refusal), 36 (right to make alterations) and 37 (right of cancellation) of the Master Lease and Section 2 of the Lease Renewal (right to terminate Master Lease) shall not be applicable to Sublessee.

                (c) To the extent the provisions of the Master Lease and this Sublease are contradictory, the provisions of this Sublease shall control.

                (d) Sublessee shall indemnify, release and hold Sublessor, its agents, officers and employees, harmless from all suits, actions, damages, liability, loss and expense including, without limitation, attorneys' fees, arising from Sublessee's failure to comply with or perform the obligations it has herein agreed to comply with and perform under the Master Lease.

        (e) During the term of this Sublease, as long as Sublessee is not in default under this Sublease, Sublessor agrees that it shall perform all of its obligations under the Master Lease to the end that the Sublessee's quiet enjoyment of the Premises not be disturbed by any default on the part of the Sublessor under the Master Lease.

        11. Entry and Inspection. Sublessor or its agents shall have the right, upon 24 hours notice to Sublessee, to enter upon the Premises for any purpose reasonably related to this Sublease and/or the Master Lease. If Sublessor so enters upon the Premises it shall conduct its activities in a manner that does not unreasonably interferes with Sublessee's business.

        12. Condition of Premises. The parties agree that the Premises are subleased by Sublessor on an "as is" basis without preparation, cleaning or leasehold improvements of any kind. By taking possession of the Premises, Sublessee accepts the Premises as suitable for the purpose for which the Premises were leased. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability or condition of the Premises.

        13. Alterations; Additions; Improvements. Sublessee will not make or allow to be made any alteration, addition or improvement in or to the Premises except upon the prior written consent of Sublessor. Sublessor agrees not to unreasonably withhold consent to alterations which are necessary to Sublessee's performance of its repair and maintenance obligations hereunder and under the Master Lease.

        14. Brokerage. Each party represents and warrants that neither it nor its officers or agents or any one acting on its behalf has employed any broker or finder in connection with the transaction contemplated hereby and no liability has been incurred or will be incurred by or on its behalf, directly or indirectly, for any agent's, broker's or finder's fees or commissions in connection with the transaction contemplated hereby. Each party hereby indemnifies and agrees to defend, save and hold the other party harmless from any such liability or claims.

        15. Indemnification. Sublessor shall not be liable to Sublessee or to Sublessee's agents, employees, guests, invitees or to any person claiming by, through or under Sublessee for any injury to person, loss or damage to property, or for loss or damage to Sublessee's business, occasioned by or through the acts of omissions of Sublessor or any other person, or by any other cause whatsoever, except Sublessor's gross negligence or intentional tortious acts, and Sublessee expressly waives any such liability. In addition, Sublessee hereby indemnifies Sublessor, its agents, officers and employees against and agrees to defend and save Sublessor, its agents, officers and employees harmless from all suits, actions, damages, liability, loss and expense, including without limitation, attorneys' fees, in connection with any loss of life, bodily or personal injury or property damage sustained by any person or property and arising from or out of any occurrence in or about the Premises or arising from or out of the occupancy or use by Sublessee of the Premises or any part thereof caused directly or indirectly by Sublessee or its agents, employees, guests or invitees.

        16. Insurance

        (a) At all times during the term of this Sublease, Sublessee shall, at Sublessee's sole cost, obtain and maintain comprehensive general public liability insurance, naming Lessor, Sublessor and Sublessee as insureds and insuring Sublessee and Sublessor against any liability to the public or to their guests, invitees or licensees, incident to the ownership, maintenance, management, and/or use of the Premises arising from claims for personal injury, death or property damage occurring upon, in or about the Premises. Limits of liability under such insurance shall be not less than amounts currently carried by Sublessee.

        (b) At all times during the term of this Sublease, Sublessee shall, at Sublessee's sole cost, obtain and maintain products liability insurance, naming both Sublessor and Sublessee as insureds. Limits of liability under such insurance shall be subject to Sublessee's reasonable approval, but shall not be less than the amounts typically carried by entities which operate and conduct the type of business operated and conducted by Sublessee.

        (c) Within three (3) days of the execution of this Sublease, Sublessee shall deliver to Sublessor a true and correct copy of each policy of insurance required to be obtained and maintained hereunder or a certificate evidencing such policy executed by the insurer.

        17. Surrender of Premises. Sublessee agrees to surrender the Premises immediately upon the termination of this Sublease in the same condition as when received by Sublessee, reasonable use and wear thereof accepted.

        18. Notice. Any notice required or permitted to be given hereunder by one party to the other shall be in writing and shall be deemed to have been given when personally delivered, or, if mailed, when deposited in the United States Mail for mailing by certified or registered mail, with sufficient postage prepaid, addressed to the respective party to whom notice is intended to be given at the following address of such party:

        If to Sublessor:        The InFerGene Company
                                433 Industrial Way
                                Benicia, CA 94510

        If to Sublessee:        Syncor International Corporation
                                20001 Prairie Street
                                Chatsworth, CA 91311

Any party may change the address of such party set forth above by giving notice of such change to the other party in conformance with the provisions of this
Section 18.

        19. Successors and Assigns. Subject to the provisions of Section 9, the provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        20. Time of Essence. It is expressly understood and agreed that time is of the essence of each and every provision of this Sublease.

        21. Attorneys' Fees. In any legal action brought by either party to enforce enforce the terms hereof or relating to the Premises, the prevailing party shall be entitled to all costs incurred in connection with such action, including reasonable attorneys' fees.

        IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the date first above written.

                                SUBLESSOR:

                                CALIFORNIA INTEGRATED DIAGNOSTICS, INC.


                                By: /s/
                                    __________________________________

                                Its: Chairman and CEO
                                    ----------------------------------


                                SUBLESSEE:

                                SYNCOR INTERNATIONAL CORPORATION


                                By: /s/
                                    __________________________________

                                Its: President and C.O.O.
                                    ----------------------------------

                                   Exhibit B
                                   ---------

                                                                August 5, 1986

                                 LEASE RENEWAL

The undersigned hereby agree to the renewal of the lease dated September 25, 1981 of the property at 1440 4th Street for a second five year period as specified in paragraph 32 of the lease. All terms of the lease will remain exactly as specified in the lease except as follows:

1. The leased premises is reduced to include only Parcel number 59-2324-1-1. Parcel 59-2324-11 is excluded from the lease for this five year renewal period and any subsequent renewal periods.

2. The lease may be terminated by the Lessee on any anniversary date of the lease* during the five year renewal period provided a written notice of intention to terminate is given to Lessor at least 120 days prior to the anniversary date.

                    *said anniversary date being December 1

                Lessors                                 Lessee

                                              Integrated Diagnostics, Inc.

         /s/ Mark Greenberg                        /s/ Mark S. F?????
     -------------------------                 ---------------------------
          Mark Greenberg                                 Name

       /s/ Charles A. Grant                        Chairman & CEO
     -------------------------                 ---------------------------
          Charles A. Grant                               Title

     DATE:    8/14/86                          DATE:   August 8, 1986
           -------------------                       ---------------------

                             [DIAGRAM OF PROPERTY]

              CONSENT TO SUBLEASE AND LEASE MODIFICATION AGREEMENT

THIS CONSENT TO SUBLEASE AND LEASE MODIFICATION AGREEMENT (this "Agreement") is entered into as of May 15, 1987, between CHARLES A. GRANT and MARK L. GREENBERG (collectively "Landlord") and CALIFORNIA INTEGRATED DIAGNOSTICS, INC., a Delaware corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

        A. Landlord and Tenant's predecessor in interest, Hytech Sciences Incorporated, a California corporation, entered into that certain lease dated September 25, 1981 (the "Master Lease") whereby Landlord leased to Tenant the premises described in the Master Lease (the "Master Premises"). The term of the Master Lease was extended pursuant to that certain lease renewal dated August 5, 1986, between Landlord and Tenant (the "Lease Renewal").

        B. The performance of Tenant's rental obligations under the Master Lease are guaranteed (the "Guaranty") by Syncor Corp., an Ohio corporation, formerly named Pharmatopas, Inc., an Ohio corporation ("Syncor").

        C. Tenant wishes to sublease a portion of the Master Premises (the "Subleased Premises") to Syncor International Corp., a Delaware corporation ("Sublessee), in accordance with the terms of that certain sublease dated as of the date hereof, a copy of which is attached hereto as Exhibit A (the "Sublease").

        D. In addition, Landlord and Tenant wish to modify certain provisions of the Lease Renewal.

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto mutually covenant and agree as follows:

        1.      Consent to Sublease.

                (a) Landlord hereby consents to and agrees to the terms of the Sublease attached hereto.

                (b) Landlord represents and warrants that (i) the Master Lease is in full force and effect and (ii) there exists no event of which Landlord is aware of default under the Master Lease or any event which but for the passage of time or the giving of notice would constitute a default.

                (c) Landlord covenants and agrees that during such time as Sublessee is not in default under the Sublease, Sublessee's interest in and occupancy and possession of the Subleased Premises shall not be extinguished or terminated.

                (d) Tenant warrants that the Sublease does not impair the rights of the Landlord or limit the obligations of Tenant to Landlord under the Master Lease.

        2. Termination of Guaranty. Landlord hereby releases Syncor from any and all of its obligations under the Guaranty and agrees that the Guaranty is of no further force or effect.

        3. Guarantee. The InferGene Company hereby guarantees the payment by Tenant of the rent provided for in said Master Lease and performance by Tenant of all provisions of said Master Lease.

        4. Modification of Lease Renewal. Section 2 of the Lease Renewal is amended in its entirety as follows:

                "2. Commencing after December 1, 1987, and during the five year renewal period, the Lease may be terminated by Lessee, effective on any anniversary date of the Lease arising after December 1, 1987, provided Lessee delivers to Lessor written notice of its intention to terminate the Lease at least 180 days prior to the next anniversary date upon which Lessee desires the Lease to terminate. The parties agree that the anniversary date for the Lease is December 1.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                LANDLORD

                                       /s/   Charles A. Grant
                                ------------------------------------------
                                             Charles A. Grant


                                       /s/    Mark Greenberg
                                ------------------------------------------
                                             Mark L. Greenberg

                                      TENANT:

                                      CALIFORNIA INTEGRATED DIAGNOSTICS, INC.


                                      By   /s/ Mark S. F???????
                                           ------------------------------------
                                      Its  Chairman & CEO
                                           ------------------------------------

                                      GUARANTOR:

                                      THE INFERGENE COMPANY


                                      By   Bernard DiDanio
                                           ------------------------------------

                                   Exhibit A
                                   ---------

                               SUBLEASE AGREEMENT

        THIS SUBLEASE AGREEMENT ("Sublease") is entered into as of May 15, 1987, between CALIFORNIA INTEGRATED DIAGNOSTICS, INC., a Delaware corporation ("Sublessor") and SYNCOR INTERNATIONAL CORPORATION, a Delaware corporation ("Sublessee") with reference to the following facts:

                                    RECITALS

        A. A lease dated September 25, 1981, has been made and entered into between Charles A. Grant and Mark L. Greenberg (collectively, "Master Lessor") and Hytech Sciences Incorporated, a California corporation ("Hytech"), a copy of which is attached hereto as Exhibit A (the "Master Lease"). The Master Lease was extended pursuant to that certain lease renewal dated August 5, 1986, between Master Lessor and Sublessor under its former name, Integrated Diagnostics, Inc., a copy of which is attached hereto as Exhibit B (the "Lease Renewal"). Sublessor is the assignee of Hytech's right, title and interest under the Master Lease.

        B. Pursuant to the Master Lease, Master Lessor leased to Sublessor the premises commonly known as 1440 Fourth Street, Berkeley, California and more particularly described as Alameda County Assessor's Parcel Nos. 59-2324-1-1 and 59-2324-11-1. The Lease Renewal extended the term of the Master Lease with respect to that portion of the original premises described as Alameda County Assessor's Parcel No. 59-2324-1-1 (the "Master Premises").

        C. Sublessor wishes to sublease a portion of the Master Premises to Sublessee and Sublessee wishes to lease such portion of the Master Premises from Sublessor.

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto mutually covenant and agree as follows:

        1. Subleased Premises. Subject to each of the following terms and conditions, Sublessor leases to Sublessee and Sublessee leases from Sublessor the following described premises (the "Premises"):

        that portion of the Master Premises, as more particularly described in Exhibit C attached hereto, which at May 15, 1987 is occupied by Radiopharmacy of Sublessee.

        2. Term. The term of this Sublease shall be for one year commencing on the date hereof and ending on May 15, 1988, unless sooner terminated pursuant to the terms hereof provided, however, that Sublessee may terminate at any time after November 15, 1987 upon 60 days written notice.

        3.      Rent.

                (a) Sublessee shall pay to Sublessor as basic rental for the use and occupancy of the Premises $1,700 per month, payable in advance, upon the 15th day of each and every calendar month during the term hereof; provided, however, that the first monthly payment shall be due on May 18, 1987.

                (b) As additional rent, Sublessee agrees to pay a proportionate share of the real property taxes and assessments which Sublessor is required to pay under the Master Lease. Sublessee's proportionate share of such real property taxes and assessments shall be based upon the proportion of the square footage of the Premises to that of the square footage of the Master Premises.

                (c) Sublessee acknowledges that the late payment by Sublessee to Sublessor of rent or other sums due hereunder will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which will be extremely difficult to determine. Accordingly, if any installment of rent or other sum due from Sublessee shall not be received by Sublessor within eleven days of the date such payment is due, then Sublessee shall pay to Sublessor a late charge equal to ten percent of such overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Sublessor will incur by reason of the late payment by Sublessee. Acceptance of such late charges by Sublessor shall in no event constitute a waiver of Sublessee's default with respect to such overdue amount, nor prevent Sublessor from exercising any of the other rights and remedies granted hereunder.

                (d) All rent shall be paid to Sublessor at 433 Industrial Way, Benecia, California 94510, Attention: Accounts Receivable, or at such other place as Sublessor may from time to time designate in writing.

        4.      [This section intentionally left blank.]

        5. Utilities. The utilities, including without limitation, water, gas, heat, electricity, sewer and refuse, supplied to the Premises are to be paid by Sublessor.

        6. Lavoratory; Lunchroom. Sublessee shall have the right, which right shall be appurtenant to the leasehold interest in the Premises granted to Sublessee hereunder, to use in common with Sublessor the lavoratories, the lunchroom, hallways and reception area located in the Master Premises.

        7. Parking. Sublessee shall have the right, which right shall be appurtenant to the leasehold interest in the Premises granted to Sublessee hereunder, to use parking spaces consistent with prior usage.

        8. Use of Premises. Sublessee shall use the Premises for general office purposes and for the operation of a Radiopharmacy. Sublessee shall not use or permit the Premises to be used for any other purposes.

        9. Assignment; Sublease. Sublessee shall not assign this Sublease or sublet an portion of the Premises without the prior written consent of Sublessor.

        10. Master Lease. The parties intend that, except as otherwise set forth below, Sublessee shall have the same rights and obligations hereunder with respect to the Premises as Sublessor has under the Master Lease.
Accordingly:

                (a) Sublessee hereby acknowledges that it has read and understands the provisions of the Master Lease.

                (b) Sublessee hereby expressly assumes and agrees during the term of this Sublease to perform all of Sublessor's obligations as lessee under the Master Lease, insofar as such obligations relate to the Premises, provided that:

                        (i) Sublessee shall not be responsible for the provisions of Sections 1 (security deposit), 11 (utilities) and 31 (increases in rent) of the Master Lease; and

                        (ii) Sections 4 (right to make alterations), 32 (right to extend term), 33 (right of first refusal), 36 (right to make alterations) and 37 (right of cancellation) of the Master Lease and Section 2 of the Lease Renewal (right to terminate the Master Lease) shall not be applicable to Sublessee.

                (c) To the extent the provisions of the Master Lease and this Sublease are contradictory, the provisions of this Sublease shall control.

                (d) Sublessee shall indemnify, release and hold Sublessor, its agents, officers and employees, harmless from all suits, actions, damages, liability, loss and expense including, without limitation, attorneys' fees, arising from Sublessee's failure to comply with or perform the obligations it has herein agreed to comply with and perform under the Master Lease.

                (e) During the term of this Sublease, as long as Sublessee is not in default under this Sublease, Sublessor agrees that it shall perform all of its obligations under the Master Lease to the end that Sublessee's quiet enjoyment of the Premises not be disturbed by any default on the part of Sublessor under the Master Lease.

        11. Entry and Inspection. Sublessor or its agents shall have the right, upon 24 hours notice to Sublessee, to enter upon the Premises for any purpose reasonably related to this Sublease and/or the Master Lease. If Sublessor so enters upon the Premises it shall conduct its activities in a manner that does not unreasonably interferes with Sublessee's business.

        12. Condition of Premises. The parties agree that the Premises are subleased by Sublessor on an "as is" basis without preparation, cleaning or leasehold improvements of any kind. By taking possession of the Premises, Sublessee accepts the Premises as suitable for the purpose for which the Premises were leased. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability or condition of the Premises.

        13. Alterations; Additions; Improvements. Sublessee will not make or allow to be made any alteration, addition or improvement in or to the Premises except upon the prior written consent of Sublessor. Sublessor agrees not to unreasonably withhold consent to alterations which are necessary to Sublessee's performance of its repair and maintenance obligations hereunder and under the Master Lease.

        14. Brokerage. Each party represents and warrants that neither it nor its officers or agents or any one acting on its behalf has employed any broker or finder in connection with the transaction contemplated hereby and no liability has been incurred or will be incurred by or on its behalf, directly or indirectly, for any agent's, broker's or finder's fees or commissions in connection with the transaction contemplated hereby. Each party hereby indemnifies and agrees to defend, save and hold the other party harmless from any such liability or claims.

        15. Indemnification. Sublessor shall not be liable to Sublessee or to Sublessee's agents, employees, guests, invitees or to any person claiming by, through or under Sublessee for any injury to person, loss or damage to property, or for loss or damage to Sublessee's business, occasioned by or through the acts of omissions of Sublessor or any other person, or by any other cause whatsoever, except Sublessor's gross negligence or intentional tortious acts, and Sublessee expressly waives any such liability. In addition, Sublessee hereby indemnifies Sublessor, its agents, officers and employees against and agrees to defend and save Sublessor, its agents, officers and employees harmless from all suits, actions, damages, liability, loss and expense, including without limitation, attorneys' fees, in connection with any loss of life, bodily or personal injury or property damage sustained by any person or property and arising from or out of any occurrence in or about the Premises or arising from or out of the occupancy or use by Sublessee of the Premises or any part thereof caused directly or indirectly by Sublessee or its agents, employees, guests or invitees.

        16.  Insurance.

                (a) At all times during the term of this Sublease, Sublessee shall, at Sublessee's sole cost, obtain and maintain comprehensive general public liability insurance, naming both Sublessor and Sublessee as insureds and insuring Sublessee and Sublessor against any liability to the public or to their guests, invitees or licensees, incident to the ownership, maintenance, management and/or use of the Premises arising from claims for personal injury, death or property damage occurring upon, in or about the Premises. Limits of liability under such insurance shall be not less than amounts currently carried by Sublessee.

                (b) At all times during the term of this Sublease, Sublessee shall, at Sublessee's sole cost, obtain and maintain products liability insurance, naming both Sublessor and Sublessee as insureds. Limits of liability under such insurance shall be subject to Sublessee's reasonable approval, but shall not be less than the amounts typically carried by entities which operate and conduct the type of business operated and conducted by Sublessee.

                (c) Within three (3) days of the execution of this Sublease, Sublessee shall deliver to Sublessor a true and correct copy of each policy of insurance required to be obtained and maintained hereunder or a certificate evidencing such policy executed by the insurer.

        17. Surrender of Premises. Sublessee agrees to surrender the Premises immediately upon the termination of this Sublease in the same condition as when received by Sublessee, reasonable use and wear thereof accepted.

        18. Notice. Any notice required or permitted to be given hereunder by one party to the other shall be in writing and shall be deemed to have been given when personally delivered, or, if mailed, when deposited in the United States Mail for mailing by certified or registered mail, with sufficient postage prepaid, addressed to the respective party to whom notice is intended to be given at the following address of such party:

        If to Sublessor:  The InFerGene Company
                          433 Industrial Way
                          Benicia, CA 94510

        If to Sublessee:  Syncor International Corporation
                          20001 Prairie Street
                          Chatsworth, CA 91311

Any party may change the address of such party set forth above by giving notice of such change to the other party in conformance with the provisions of this
Section 18.

        19. Successors and Assigns. Subject to the provisions of Section 9, the provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        20. Time of Essence. It is expressly understood and agreed that time is of the essence of each and every provision of this Sublease.

        21. Attorneys' Fees. In any legal action brought by either party to enforce the terms hereof or relating to the Premises, the prevailing party shall be entitled to all costs incurred in connection with such action, including reasonable attorneys' fees.

        IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the date first above written.

                                        SUBLESSOR:

                                        CALIFORNIA INTEGRATED DIAGNOSTICS, INC.


                                        By:
                                            -----------------------------------

                                        Its:
                                             ----------------------------------


                                        SUBLESSEE:

                                        SYNCOR INTERNATIONAL CORPORATION


                                        By:
                                            -----------------------------------

                                        Its:
                                             ----------------------------------

34. Lessor will, at Lessor's sole cost and expense, make all the repairs listed below. These repairs will be made promptly upon execution of this lease and continue expeditiously until it is completed. Said completion shall be no later than two (2) months from the date of execution hereon; however, Lessee to hold Lessor harmless for any delays which are beyond the control of Lessor and it is further understood that the date these repairs are completed shall not affect the commencement date of this lease.

        1.      Clean entryway carpet

        2.      Vacuum all rugs and carpets

        3. Trim trees and bushes on exterior of building and remove weeds in paved parking lot

        4.      Fix or replace all broken or missing ceiling tiles

        5.      Repair all broken windows

        6.      Fill or fix potholes in parking lot

        7.      Clean up debris and garbage on exterior of property

        8.      Remove all realtor signs

        9.      Clean up kitchen areas and bathroom

       10.      Supply Lessee with keys to all doors and thermostat

       11. Clear drain in parking lot if first rain shows that it is clogged.

       12.      Repair broken tiles in bathroom

       13.      Install a door to phone access and bathroom